EDMUND G. BROWN JR.
Attorney General of California
FRANCES GRUNDER
Senior Assistant Attorney General
ROBYN SMITH
Supervising Deputy Attorney General
JAMES M. TOMA (SBN 217016)
CAROL S. JIMENEZ (SBN 103372)
Deputy Attorneys General
300 South Spring Street, Suite 1702
Los Angeles, CA 90013
Telephone: (213) 897-2128
Fax: (213) 897-4951
E-mail: James.Toma@doj.ca.gov

Attorneys for Plaintiff,
The People of the State of California

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF LOS ANGELES, CENTRAL DISTRICT

PEOPLE OF THE STATE OF CALIFORNIA, Plaintiff, v. YOURTRAVELBIZ.COM, INC., aka YTB.COM, a Delaware corporation; YTB TRAVEL NETWORK, INC., a Delaware corporation; YTB TRAVEL NETWORK OF ILLINOIS, INC., an Illinois corporation; J. LLOYD TOMER, an individual; J. SCOTT TOMER, an individual; J. KIM SORENSEN, an individual; ANDREW CAUTHEN, an individual; YTB International, Inc., a Delaware corporation; and DOES 2-100, INCLUSIVE, Defendants.	Case No. BC395627 [The Honorable William F. Fahey, Dept. 78] **STIPULATION FOR ENTRY OF FINAL JUDGMENT AND PERMANENT INJUNCTION** Trial Date: September 21, 2009 Action Filed: August 4, 2008

Plaintiff, the People of the State of California, by and through Attorney General Edmund G. Brown Jr. (Plaintiff), and Defendants YOURTRAVELBIZ.COM, INC., aka YTB.COM, a Delaware corporation; YTB TRAVEL NETWORK, INC., a Delaware corporation; YTB

TRAVEL NETWORK OF ILLINOIS, INC., an Illinois corporation; YTB INTERNATIONAL, INC., a Delaware corporation; JAMES LLOYD TOMER, an individual; JAMES SCOTT TOMER, an individual; JAMES KIM SORENSEN, an individual; and ANDREW CAUTHEN, an individual (collectively Defendants), stipulate as follows:

1. The Final Judgment and Permanent Injunction (Judgment), a copy of which is attached as Exhibit A, may be entered in the above-entitled matter, and entry of the Judgment may be ordered by a Judge of the Superior Court. Counsel for Plaintiff may submit the Stipulated Judgment to any judge or commissioner of the Superior Court for approval and signature, during the court's ex parte calendar or on any other ex parte basis. Defendants waive the right to notice of any such ex parte submission of the Judgment to the court.

2. The Court has jurisdiction over the parties to and the subject matter of this lawsuit.

3. Each Defendant waives the right to appeal, to attempt to set aside or vacate or otherwise attack, directly or collaterally, the Judgment upon its entry pursuant to this Stipulation, except as provided in paragraph 27 of the Judgment.

4. Without waiving any attorney-client privilege as to the nature of any and all communications, each Defendant acknowledges that it or he has been represented by legal counsel throughout the negotiations which preceded the execution of this Stipulation, and that it or he has executed this Stipulation with the consent and on the advice of such counsel.

5. Each Defendant agrees to be bound by the provisions of the Judgment as though then and there ordered by the Court, that their signature on this Stipulation constitutes notice to each Defendant and to the current officers of each corporate defendant of the Court's issuance and entry of the Judgment and the contents thereof, and Defendants waive any further notice or service of this Judgment.

6. This Judgment is a full and final settlement of all claims that were raised or could have been raised in the Complaint, arising out of the facts or conduct specifically alleged therein. By stipulating to the Judgment and agreeing to comply with its terms, the parties do not admit any facts or conclusions of law. Nothing in this Stipulation or the Judgment shall be construed in this or in any other proceeding as an admission by any of the parties of any fact, conclusion of law,

issue of law, or violation of law, nor shall compliance with the Judgment constitute or be construed as an admission by any of the parties of any fact, conclusion of law, issue of law, or violation of law. Nothing in the Judgment shall prejudice, waive or impair any right, remedy, argument or defense the parties may have in any other or future legal proceedings.

7. The parties stipulate that the attached Judgment fully and completely contains all of the agreements between the parties, that there are no other agreements and that the Judgment supersedes any and all prior written or oral agreements and negotiations between the parties.

Dated: May 14, 2009

PEOPLE OF THE STATE OF CALIFORNIA, through EDMUND G. BROWN, Attorney General of California

By: [signature]
JAMES M. TOMA
Deputy Attorney General
Attorneys for Plaintiff

Dated: May 7, 2009

YOURTRAVELBIZ.COM, INC., aka YTB.COM, a Delaware corporation, Defendant

By: [signature]
JAMES SCOTT TOMER
Chief Executive Officer t

Dated: May 7, 2009

YTB TRAVEL NETWORK, INC., a Delaware corporation, Defendant

By: [signature]
JAMES KIM SORENSEN
Its Chief Executive Officer

Dated: May 7, 2009

YTB TRAVEL NETWORK OF ILLINOIS, INC., an Illinois corporation, Defendant

By: ______________________
JAMES KIM SORENSEN
Its Chief Executive Officer

Dated: May 7, 2009

YTB International, Inc., a Delaware corporation, Defendant

By: ______________________
JAMES SCOTT TOMER
Its Co-Chief Executive Officer

Dated: May 7, 2009

JAMES LLOYD TOMER, an individual, Defendant

____

Dated: May 7, 2009

JAMES SCOTT TOMER, an individual, Defendant

____

Dated: May 7, 2009

JAMES KIM SORENSEN, an individual, Defendant

____

Dated: May 7, 2009

ANDREW CAUTHEN, an individual, Defendant

____

Dated: May 7, 2009

REED SMITH, LLP

By: ______________________
Stuart A. Shanus
Attorneys for Defendants

EXHIBIT A

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF LOS ANGELES, CENTRAL DISTRICT

PEOPLE OF THE STATE OF CALIFORNIA, Plaintiff, **v.** **YOURTRAVELBIZ.COM, INC., aka YTB.COM, a Delaware corporation; YTB TRAVEL NETWORK, INC., a Delaware corporation; YTB TRAVEL NETWORK OF ILLINOIS, INC., an Illinois corporation; J. LLOYD TOMER, an individual; J. SCOTT TOMER, an individual; J. KIM SORENSEN, an individual; ANDREW CAUTHEN, an individual; YTB International, Inc., a Delaware corporation; and DOES 2-100, INCLUSIVE,** Defendants.	Case No. BC395627 [The Honorable William F. Fahey, Dept. 78] **[PROPOSED] FINAL JUDGMENT AND PERMANENT INJUNCTION** Trial Date: Action Filed: August 4, 2008

Plaintiff, the People of the State of California, by and through Attorney General Edmund G. Brown Jr. (the People or Plaintiff), and Defendants YOURTRAVELBIZ.COM, INC., aka YTB.COM, a Delaware corporation; YTB TRAVEL NETWORK, INC., a Delaware corporation; YTB TRAVEL NETWORK OF ILLINOIS, INC., an Illinois corporation; YTB INTERNATIONAL, INC., a Delaware corporation; JAMES LLOYD TOMER, an individual;

JAMES SCOTT TOMER, an individual; JAMES KIM SORENSEN, an individual; and ANDREW CAUTHEN, an individual (collectively Defendants), have stipulated to entry of this Final Judgment and Permanent Injunction (Judgment).

Based on such stipulation and for good cause appearing,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

1. This Court has jurisdiction over the parties to and the subject matter of this lawsuit, venue in this Court is proper, and this Court has jurisdiction to enter this Judgment.

2. Pursuant to stipulation between the People and Defendants, this Judgment may be entered without the taking of evidence, is not evidence of any wrongdoing or an admission by any party regarding any issue of fact or law alleged in this action or an admission of liability by any defendant, and all parties have waived their right to appeal.

DESCRIPTION OF THE ACTION

3. The People have alleged that Defendants have operated an unlawful endless chain scheme (pyramid scheme), in violation of California Penal Code section 327, and that the alleged scheme relies on untrue and misleading representations and unlawful, unfair, and fraudulent business practices that include violations of laws regulating the sale of seller assisted marketing plans, franchises, and travel discount plans. The People have further alleged that:

(a) Defendants' marketing scheme effectively requires participants to purchase a website from Defendants and pay monthly fees for the opportunity to recruit others and obtain compensation for such recruitment, in violation of Penal Code section 327;

(b) Defendants have provided misleading information about the income, costs, lifestyle, and travel discounts associated with owning or recruiting others to purchase such a website, in violation of California Business and Professions Code sections 17500, 17550.26, and 17550.27;

(c) Defendants have offered travel credentials and travel discounts to participants who do not meet the requirements of the Travel Discount Business Program and the

Travel Discount Program, in violation of California Business & Professions Code sections 17550.26 and 17550.27, respectively;

(d) Defendants have operated an on-line travel agency franchise without having registered as a franchise with the California Department of Corporations, in violation of California Corporations Code Section 31005 et seq.; and

(e) Defendants' alleged conduct violates California Business & Professions Code sections 17200 et seq. and 17500 et seq.

4. Defendants have denied all of the People's allegations and have denied any wrongdoing.

PERMANENT INJUNCTION

5. The injunctive provisions of this Judgment and all references to Defendants in the injunctive provisions of this Judgment shall apply to Defendants, their parent companies, subsidiaries, affiliated organizations, officers, directors, partners, independent contractors, employees, agents, representatives, heirs, assignees and successors in interest (including through stock sale, merger, or sale of all or substantially all assets of any Defendant), all those acting in concert or in participation with Defendants, and all persons, corporations, and other entities who have actual or constructive notice of its provisions and act in concert or participation with them or any of them.

6. In connection with the sale of any business opportunities to California residents, including but not limited to the sale of websites to sell goods and services and the recruitment of persons to sell such websites, the entities and individuals described in paragraph 5 of this Judgment agree to be and are permanently enjoined and restrained from failing to comply with the requirements set forth in paragraphs 8-13 of this Judgment, pursuant to California Business and Professions Code sections 17203 and 17535.

7. Definitions.

(a) Website Owner. A person who purchases or owns a website from Defendants through which he or she may refer for sale, offer for sale or sell travel or other goods

and services, is referred to in this Judgment as a Website Owner. Website Owner includes, but is not limited to, any person who is or becomes a Referring Travel Agent, Affiliate, or Travel Agent under Defendants' current business model and any person who is or becomes a franchisee under Defendants' proposed business model.

(b) Website Seller. A person who sells the Website Owner opportunity, recruits others to purchase the Website Owner opportunity, or recruits others to sell the Website Owner opportunity is referred to in this Judgment as a Website Seller. Website Seller includes, but is not limited to, any person who is or becomes an Independent Marketing Representative (often referred to by Defendants as a Rep) under Defendants' current business model and any person who is or becomes a franchise broker under Defendants' proposed business model.

8. Registration as a Franchise.

No later than 30 days from the entry of Judgment, Defendants shall seek the approval of the California Department of Corporations (DOC) and shall make their best efforts to obtain approval from DOC to sell franchises. Any additional conditions or restrictions that may be required or imposed by the DOC for Defendants' operation of a franchise shall also be required of or imposed on Defendants as part of this Judgment. If the DOC grants its approval for Defendants to sell franchises in California, Defendants shall begin offering such franchises for sale no later than 90 days from the date of DOC approval. Neither the decision by the DOC regarding Defendants' application to sell franchises in California, nor the timing of that decision, shall affect Defendants' obligations to comply with any of the provisions of this Judgment.

9. Requirements Related to Website Owners.

Defendants shall not offer persons the opportunity to become a Website Owner unless Defendants comply with all of the following requirements:

(a) Defendants shall not require a Website Seller to be or become a Website Owner, and shall not require a Website Owner to be or become a Website Seller;

(b) No Website Owner shall promote, market, offer, sell, or make any representations regarding the Website Owner opportunity unless the Website Owner is also a Website Seller;

(c) Effective June 1, 2009, the Website Owner opportunity shall be separate and apart from the Website Seller opportunity and Defendants' marketing, promotion and information regarding the opportunities shall be strictly separate. This requirement includes but is not limited to: (i) information about the two opportunities shall not be provided in the same presentation or meeting; and (ii) information about the two opportunities shall not be combined in any brochure, flyer, advertisement, e-mail, internet advertisement, or any other writing promoting either opportunity;

(d) There shall be no minimum length of time that a Website Owner is required to remain a Website Owner. Defendants shall not create any barriers to cancellation of participation in the Website Owner opportunity, and Defendants shall make cancellation easily available by internet, fax, mail, and telephone;

(e) Defendants shall not create, maintain or offer any incentive, monetary or otherwise, for a Website Seller to become a Website Owner. Defendants shall not create, maintain or offer any incentive, monetary or otherwise, for a Website Owner to become a Website Seller. Defendants shall not waive or reimburse any fees charged to a Website Owner based on performance or sales as a Website Seller; and

(f) If and when Defendants receive approval to operate as a franchise, then current Website Owners shall be given the opportunity to become a franchisee without paying an additional fee.

10. Requirements Related to Website Sellers.

Defendants shall not offer persons the opportunity to become a Website Seller unless Defendants comply with all of the following requirements:

(a) Defendants shall not require any Website Seller to be or become a Website Owner;

(b) Effective June 1, 2009, Defendants shall market and promote the Website Seller opportunity separate and apart from the Website Owner opportunity, and Defendants' marketing, promotional, and informational materials shall not mix or combine the two opportunities, as provided in paragraph 9(c) above;

(c) There shall be no fee to become a Website Seller, for any training or certification or exam related to becoming or remaining a Website Seller, or for any aspect of becoming or remaining a Website Seller;

(d) Effective June 1, 2009, Defendants shall provide a demonstration website for all Website Sellers to use to market the Website Owner opportunity, and all Website Sellers shall use the demonstration website and shall not use any other website to demonstrate the Website Owner opportunity;

(e) Effective June 1, 2009, as part of a presentation or marketing to potential Website Sellers, Website Sellers may use the demonstration website described in subparagraph 10(d), discuss its features and benefits, and describe the Website Owner opportunity, for the sole purpose of educating potential website sellers about the Website Owner opportunity they may offer for sale. Website Sellers shall not use any other website to demonstrate the Website Owner opportunity. Website Sellers shall not offer to sell a website during any such presentation or marketing and shall not represent or imply that a Website Seller must or should purchase a website in order to be successful as a Website Seller or that the purchase of a website may be used to help a Website Seller sell websites;

(f) <u>Website Sellers' Compensation</u>.

All of the provisions of this subparagraph 10(f) shall be effective June 1, 2009.

(1) Defendants shall not pay a Website Seller any compensation other than a single $50 flat fee for each website sold, payable only to the Website Seller who sold the website, unless and until after the Website Seller has made three sales of the Website Owner opportunity to persons who (i) remain active participants in the Website Owner opportunity, (ii) are current on payment of all fees required by the Website Owner opportunity, and (iii) were not and still are not also a Website Seller. However, in order for a Website Seller to qualify for compensation other than a single $50 flat fee for each website sold, the three persons who meet the criteria specified in (i), (ii), and (iii) of this subparagraph need not be the original three persons to whom a website was sold;

(2) Defendants may pay a Website Seller compensation based on the

Website Seller's Total Personal Sales Volume (the dollar amount paid to Defendants that month as a result of the Website Seller's personal sales) only if the Website Seller has met the requirements of subparagraph (f)(1), immediately above. Defendants shall not pay a Website Seller the full amount of such compensation unless at least 60% of the Website Seller's Total Personal Sales Volume is derived from Website Owners who are not also Website Sellers. If more than 40% of a Website Seller's Total Personal Sales Volume is derived from Website Owners who are also Website Sellers, the amount of such compensation Defendants may pay the Website Seller shall be reduced so that the amount of such compensation derived from payments by persons who are also Website Sellers does not exceed 40% of such compensation paid to the Website Seller in any month;

(3) Defendants may pay a Website Seller compensation based on the Website Seller's Total Downline Sales Volume (the dollar amount paid to Defendants that month as a result of sales by persons whom a Website Seller has recruited, by persons recruited by those persons' recruits, *etc.*) only if the Website Seller has met the requirements of subparagraph (f)(1) above. Defendants shall not pay a Website Seller the full amount of such compensation unless at least 60% of the Website Seller's Total Downline Sales Volume is derived from Website Owners who are not also Website Sellers. If more than 40% of a Website Seller's Total Downline Sales Volume is derived from Website Owners who are also Website Sellers, the amount of such compensation Defendants may pay the Website Seller shall be reduced so that the amount of such compensation derived from payments by persons who are also Website Sellers does not exceed 40% of such compensation paid to the Website Seller in any month; and

(4) Defendants shall not permit any changes to uplines (those who have sponsored a Website Seller, sponsored the Website Seller's sponsor, etc.) or downlines (persons who a Website Seller has recruited, persons recruited by the Website Seller's recruits, etc.) among Website Sellers other than to eliminate Website Sellers or Website Owners who no longer participate in any opportunity offered by Defendants.

11. Marketing and Representations.

Effective June 1, 2009, all of Defendants' marketing, promotional, and

informational communications, whether written or oral, including communications made through the Internet, regarding Defendants or their business opportunities shall comply with all of the following requirements:

(a) Defendants shall market separately the Website Owner opportunity and the Website Seller opportunity. Consumers shall not be solicited for each opportunity unless they are solicited separately for each opportunity, as provided in paragraph 9(c) above;

Income, Compensation and Lifestyle Representations

(b) Defendants shall not make any representations regarding Website Owner income, compensation or lifestyle, including but not limited to potential income, potential compensation, potential lifestyle, and pictures or representations of homes, vehicles, or leisure activities explicitly or impliedly enjoyed by a Website Owner, unless at the same time the written income disclosure statement specified in paragraph 11(d) in this Judgment is also provided in a clear, conspicuous manner;

(c) Defendants shall not make any representations regarding Website Seller income, compensation or lifestyle, including but not limited to potential income, potential compensation, potential lifestyle, and pictures or representations of homes, vehicles, or leisure activities explicitly or impliedly enjoyed by a Website Seller, unless at the same time the written income disclosure statement specified in paragraph 11(e) in this Judgment is also provided in a clear, conspicuous manner;

(d) Defendants shall provide the following written income disclosure information in a clear, conspicuous manner (i) on the home page of Defendants' demonstration website (described in subparagraph 10(d) above), (ii) on the home page of any website through which a person may enroll as a Website Owner, and (iii) in no less than 12 point font in an easy-to-read font and format to attendees at any presentation or meeting at which the Website Owner opportunity is discussed:

(1) the number and percentage of Website Owners, in the prior quarter and in the prior calendar year, who have not received any compensation based on being a Website Owner;

(2) the median amount of compensation received by Website Owners in the prior quarter and prior calendar year, based on being a Website Owner;

(3) typical costs incurred (including payments for websites, sales presentations, training, materials, and other events Website Owners are encouraged to attend) by Website Owners in the first 12 months, and annually, of being a Website Owner;

(4) the number and percentage of the Website Owners who were paying the required Website Owner fee(s) at the beginning of the prior quarter who stopped paying the required Website Owner fee(s) or were deactivated for any reason at any time during the prior quarter; and

(5) the number and percentage of the Website Owners who were paying the required Website Owner fee(s) at the beginning of the prior calendar year who stopped paying the required Website Owner fee(s) or were deactivated for any reason at any time during the prior calendar year;

(e) The following written income disclosure information shall be clearly and conspicuously included on the home page of any website through which a person may enroll as a Website Seller, and shall be given in no less than 12 point font in an easy-to-read format to attendees at any presentation or meeting at which the Website Seller opportunity is discussed:

(1) the number and percentage of Website Sellers, in the prior quarter and in the prior calendar year, who have not received any compensation based on being a Website Seller;

(2) the median amount of compensation received by Website Sellers in the prior quarter and the prior calendar year, based on being a Website Seller; and

(3) typical costs incurred (including payments for sales presentations, sales materials, and events Defendants encourage Website Sellers to attend) by Website Sellers in the first 12 months, and annually, of being a Website Seller;

(f) In subparagraphs 11(d) and 11(e), the prior quarter shall mean the most recent calendar quarter that ended at least 60 days prior to the date the income disclosure

statement is being provided, and the prior calendar year shall mean the most recent calendar year that ended at least 30 days prior to the date the income disclosure statement is being provided;

(g) The Website Owner income disclosure statement specified in paragraph 11(d) of this Judgment shall be separate from the Website Seller income disclosure statement specified in paragraph 11(e) of this Judgment, and the two shall not be combined;

Disclosures Prior to Purchase and Enrollment

(h) Effective July 1, 2009, at least 14 days prior to a person becoming obligated to purchase a website or a person's purchase and enrollment as a Website Owner, and also at any live or in-person presentation or meeting, and also conspicuously displayed and required to be read on the home page of any website through which a consumer may purchase a website and enroll as a Website Owner, Defendants shall provide clear, conspicuous, written disclosure of all of the following information:

(1) No one can guarantee your success as a Website Owner;

(2) Not all Website Owners have earned commissions;

(3) A Website Owner is not required to become a Website Seller;

(4) An accurate description of how a Website Owner's commissions are calculated, with concrete and representative examples using actual dollar figures;

(5) An accurate description of the time period, required trainings and certifications, associated costs, and any other eligibility requirements associated with (i) receiving any travel credentials, and (ii) before a new Website Owner can become eligible to represent that he or she is a travel agent;

(6) Defendants shall not issue travel credentials to any Website Owner located in California or who is a California resident;

(7) Unless and until Airlines Travel Agent Network, also known as International Airlines Travel Association Network (collectively, IATAN), reinstates Defendants as a member, Defendants may not state that a Website Owner can apply for travel credentials provided by third parties unless they also clearly and conspicuously state that Defendants are not

currently affiliated with IATAN and that purchasing a franchise or website from Defendants will not entitle them to IATAN credentials; and

(8) The income disclosure information described in paragraph 11(d) above;

(i) At any live or in-person presentation or meeting, and also conspicuously displayed and required to be read on the home page of any website through which a consumer may enroll as a Website Seller, Defendants shall provide clear, conspicuous, written disclosure of all of the following information:

(1) No one can guarantee your success as a Website Seller;

(2) Not all Website Sellers have earned commissions or any other form of compensation;

(3) A Website Seller does not have to be or become a Website Owner;

(4) An accurate description of how a Website Seller's commissions or any other form of compensation are calculated, with concrete examples using actual dollar figures;

(5) A statement that new Website Sellers may not have the same likelihood of achieving the same results as those who came into the business earlier; and

(6) The income disclosure information described in paragraph 11(e) above;

(j) The Website Owner disclosure statement specified in paragraph 11(h) of this Judgment shall be separate from the Website Seller disclosure statement specified in paragraph 11(i) of this Judgment, and the two shall not be combined;

<u>Additional Provisions Regarding Representations Made By Defendants</u>

(k) Defendants shall not advertise or promote the availability of travel discounts as part of the Website Owner opportunity;

(l) Defendants shall not make any representations regarding examples of travel discounts unless they also disclose all limitations on such travel and they maintain documents to support any factual claims concerning such travel discounts;

(m) Defendants shall not state or imply that a Website Owner may take tax deductions based on being a Website Owner or based on monies spent on personal travel. Instead, Defendants may only state: "Website Owners should consult a tax advisor to determine what, if any, tax deductions may apply to home based businesses" or words to that effect. Defendants may not recommend, refer to, or provide the name or contact information for any particular tax adviser to current or potential Website Owners or Website Sellers; and

(n) Defendants shall not state or imply that rates or costs available through Defendants are the same as, or comparable to, other major travel booking websites, such as Expedia or Orbitz, unless Defendants also state in a clear, conspicuous manner, that rates differ and that Defendants' travel rates are not necessarily the same or cheaper than other travel websites.

12. Defendants may not express or imply any criticism or disparagement or make any false or misleading statements regarding either any disclosures provided pursuant to any provision of this Judgment or their obligation to provide any such disclosure.

13. Defendants shall not issue any travel credentials to persons located in California or who are California residents unless such persons meet the requirements of Business and Professions Code section 17550.26, subdivision (b)(3) or in the then-current version of section 17550.26, subdivision (b)(3).

MONITORING

14. Paragraphs 14-19 shall remain in effect for the first 48 months following entry of this Judgment.

15. Defendants shall provide written quarterly reports to Plaintiff as specified below, in the format requested by Plaintiff, and shall provide such reports within 30 days following the end of each calendar quarter. Defendants shall provide the first quarterly report on or before 30 days from entry of this Judgment. Each such quarterly report shall contain at least all of the following information regarding California Website Owners and California Website Sellers, and shall include the information separately for each month in the quarter:

(a) Regarding Website Owners

(1) the number of Website Owners;

(2) the number of Website Owners who stopped paying the monthly website fee or otherwise deactivated their enrollment as a Website Owner;

(3) the amount of compensation each Website Owner earned on the sale of travel and other goods and services; and

(4) the amount of monies each Website Owner paid to Defendants in connection with being a Website Owner;

(b) Regarding Website Sellers

(1) the number of Website Sellers and the number of those eligible to earn compensation beyond the flat fee of $50 for each website sold;

(2) the number of new Website Sellers and the number of those eligible to earn compensation beyond the flat fee of $50 for each website sold;

(3) the names of Website Sellers who voluntarily terminated their status as a Website Seller;

(4) the names of Website Sellers who were terminated by Defendants as a Website Seller and the reason each was terminated;

(5) the amount of flat fees, the amount of compensation based on Total Personal Sales Volume, and the amount of compensation based on Total Downline Sales Volume, Defendants paid to each Website Seller;

(6) the number of persons in each Website Seller's downline;

(7) the number of Website Sellers whose compensation was reduced because too many persons in their downline were Website Sellers; and

(8) the total amount of monies each Website Seller paid to Defendants in connection with Defendants' business;

(c) Regarding Persons Who Are Both a Website Owner and a Website Seller

(1) the number of persons who are both a Website Owner and a Website Seller;

(2) the amount of compensation each person received as a result of being a Website Owner;

(3) the amount of compensation each person received as a result of being a Website Seller;

(4) the amount of monies each person paid to Defendants in connection with being a Website Owner; and

(5) the amount of monies each person paid to Defendants in connection with being a Website Seller.

16. Defendants shall provide to Plaintiff, on a quarterly basis within 30 days following the end of each calendar quarter, with the first set of documents to be provided on or before 30 days from entry of this Judgment, in the format requested by Plaintiff, copies of:

(a) all of their marketing, promotional and informational materials disseminated to consumers, Website Owners and Website Sellers;

(b) samples of all agreements between Defendants and Website Owners; and

(c) samples of all agreements between Defendants and Website Sellers.

17. Effective upon entry of this Judgment, Defendants shall provide Plaintiff, at no cost, access, including any necessary passwords or codes, to Defendants' sales, marketing, marketing support, and other types of telephone conferences, internet conferences, websites, blogs, and any other such conferences, meetings, publications, documents or internet postings that it offers to Website Owners or to Website Sellers. Plaintiff's representatives shall be permitted full access to all such marketing and promotional information, programs, and events without notice to Defendants and without identifying themselves to Defendants. Defendants shall not disclose or permit to be disclosed Plaintiff's access and if Defendants are aware of Plaintiff's access or participation, Defendants shall not disclose or permit to be disclosed Plaintiff's access or participation.

18. Effective upon entry of this Judgment, Defendants shall permit Plaintiff's representatives full access to any marketing, promotional, or informational meeting or event held by or on behalf of Defendants, without advance notice to Defendants and without identifying

themselves at such meeting as being a representative of Plaintiff. Defendants shall not disclose or permit to be disclosed Plaintiff's request to attend or Plaintiff's access to such information, meeting or event, nor shall Defendants disclose or permit to be disclosed Plaintiff's attendance at any meeting or event.

19. Defendants shall provide to Plaintiff, within 30 days of receipt of a written request from Plaintiff, all information requested for the purpose of enabling Plaintiff to determine compliance with the provisions of this Judgment.

MONETARY PROVISIONS

20. Defendants shall jointly and severally pay to the People the sum of One Million Dollars ($1,000,000), pursuant to Business and Professions Code sections 17203, 17206, 17535 and 17536, as specified below. Payment shall be made by wire transfer pursuant to instructions provided by the People or by cashier's checks made payable to the Office of the Attorney General and shall be delivered to the attorneys for Plaintiff at the following address: Department of Justice, Office of the Attorney General, 300 South Spring Street, Suite 1702, Los Angeles, CA 90013, Attn: Deputy Attorney General James M. Toma. Plaintiff shall deposit these funds in an account and allocate and distribute the funds as specified in this Judgment.

(a) Payment of the One Million Dollars ($1,000,000) shall be made as follows:

(1) Defendants shall pay Two Hundred Fifty Thousand Dollars ($250,000) no later than April 30, 2009;

(2) Defendants shall pay an additional Two Hundred Fifty Thousand Dollars ($250,000) no later than June 30, 2009;

(3) Defendants shall pay an additional Two Hundred Fifty Thousand Dollars ($250,000) no later than September 30, 2009; and

(4) Defendants shall pay an additional Two Hundred Fifty Thousand Dollars ($250,000) no later than December 30, 2009.

(b) Four Hundred Thousand ($400,000) of this amount shall be for civil penalties.

(c) Four Hundred Seventy Five Thousand ($475,000) of this amount shall be for partial payment of Plaintiff's attorneys' fees and costs related to the investigation and the prosecution of this matter.

(d) One Hundred Twenty Five Thousand ($125,000) of this amount shall be for restitution. Plaintiff shall pay in restitution the amount of Five Hundred Dollars ($500) to each California consumer who, on or before April 30, 2009, filed a complaint with the Attorney General regarding Defendants' business practices. However, restitution to each consumer shall not exceed the amount paid by the consumer in connection with Defendants' businesses minus any amounts already refunded or reimbursed by Defendants. After payment of restitution as set forth in this paragraph, any remaining funds will be paid to the Attorney General as additional costs to Plaintiff.

ADDITIONAL PROVISIONS

21. Defendants shall cooperate fully, and shall require that their parent companies, subsidiaries, affiliated organizations, officers, directors, partners, independent contractors, employees, agents, representatives, heirs, assignees and successors in interest (including through stock sale, merger, or sale of all or substantially all assets of any Defendant) cooperate fully with the Attorney General in any investigation concerning compliance with this Judgment.

22. The payments required pursuant to this Judgment are not dischargeable in bankruptcy.

23. This Judgment fully and finally resolves only those matters specifically set forth in the allegations of the Complaint filed in this action, for conduct which occurred prior to the entry of this Judgment.

24. Nothing in this Judgment shall be construed as relieving Defendants of their obligations to comply, or as prohibiting Defendants from complying, with all applicable local, state and federal laws, regulations or rules. Nor shall any of the provisions of this Judgment be deemed to be permission to engage in any acts or practices prohibited by any applicable law, regulation or rule.

25. Any notices or communications required to be transmitted between the Defendants and the Plaintiff pursuant to this Judgment shall be provided in writing by first class mail, overnight delivery, personal delivery, or facsimile transmission to the parties or their successors as follows:

To Plaintiff:

James M. Toma
Deputy Attorney General
300 S. Spring Street, Suite 1702
Los Angeles, CA 90013
Tel: (213) 897-2128
Fax: (213) 897-4951

To Defendants:

Stuart A. Shanus
Reed Smith, LLP
1901 Avenue of the Stars, Suite 700
Los Angeles, CA 90067
Tel: (310) 734-5240
Fax: (310) 734-5299

Any notices provided pursuant to the requirements of this Judgment shall be deemed given five (5) business days after mailing by first class mail or one (1) business day after facsimile transmission, overnight delivery, or personal delivery.

26. The terms and enforcement of this Judgment shall be governed by the laws of the State of California, and venue shall be located in the Superior Court of California, County of Los Angeles, Central District.

27. This court shall retain jurisdiction of this matter for the purpose of enabling any party to this Judgment to apply to the court at any time for such further orders and directions as are necessary or appropriate for the construction or carrying out of this Judgment, including for the modification of any of its injunctive provisions, enforcement of any of its provisions, or punishment for any violations of its provisions.

28. In any action or motion brought by the Attorney General to enforce this judgment in which the Attorney General obtains any or all of the relief sought, the Attorney General shall be entitled to attorneys' fees and costs in addition to any other remedies provided by law.

29. This Judgment shall be binding and effective immediately upon entry by the clerk of this Court, and the clerk is ordered to enter this Final Judgment and Permanent Injunction forthwith.

Dated: May ____, 2009

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JUDGE OF THE SUPERIOR COURT

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